MASTR Asset Securitization Trust Series 2003-1 (gp2)

Whole Loan 30YR Fixed-Rate

Deal Size		$400mm approx.

GWAC		6.36% +/-10bps

WAM		357 +/- 2 months

California		50% max

Avg Loan Balance		$473k approx.

WA LTV		67.00% approx.

Loan Purpose:	No Cash-Out Refi	56.1% approx.
	Purchase	25.7% approx.
	Other	18.2% approx.

Doc. Type	Full/Alt	96.2% approx.
	Other	3.8% approx.

Property Type	SF/PUD	93.8% approx.
	Other	6.2% approx.

Occupancy	Primary	96.8% approx.
	Secondary	2.5% approx.
	Investor	0.7% approx.

WA FICO		743 approx.

AAA Ratings		2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level		3.25% approx.

Pricing Speed		300% PSA

Settlement Date		11/29/02

Depositor	Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator	Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

MASTR03_1G3

Product Type	COUNT	UPB	%
Fixed	704	$337,016,024.24	100.00%
Total:	704	$337,016,024.24	100.00%

Original Balance	COUNT	UPB	%
$50,000.01 -$100,000.00	2	$170,000.00	0.05%
$100,000.01- $150,000.00	8	977,100.00	0.29
$150,000.01- $200,000.00	4	659,750.00	0.20
$200,000.01- $250,000.00	4	864,000.00	0.26
$250,000.01- $300,000.00	8	2,240,148.00	0.66
$300,000.01- $350,000.00	82	27,330,500.91	8.11
$350,000.01-$400,000.00	155	58,561,184.51	17.38
$400,000.01- $450,000.00	111	47,227,213.49	14.01
$450,000.01- $500,000.00	104	49,672,401.44	14.74
$500,000.01- $550,000.00	52	27,172,225.19	8.06
$550,000.01-$600,000.00	54	31,452,347.43	9.33
$600,000.01- $650,000.00	49	30,998,473.22	9.20
$650,000.01- $700,000.00	6	4,016,078.79	1.19
$700,000.01-$750,000.00	16	11,666,601.12	3.46
$750,000.01- $800,000.00	8	6,172,160.04	1.83
$800,000.01- $850,000.00	10	8,326,132.55	2.47
$850,000.01- $900,000.00	6	5,289,723.39	1.57
$900,000.01- $950,000.00	7	6,426,802.61	1.91
$950,000.01-$1,000,000.00	18	17,793,181.55	5.28
Total:	704	$337,016,024.24	100.00%
Minimum: $75,000.00
Maximum: $1,000,000.00
Average: $479,113.45

Unpaid Balance	COUNT	UPB	%
$1.01 -$250,000.00	18	$2,670,850.00	0.79%
$250,000.01 - $300,000.00	8	2,240,148.00	0.66
$300,000.01 - $350,000.00	83	27,678,891.14	8.21
$350,000.01 - $400,000.00	154	58,212,794.28	17.27
$400,000.01 - $450,000.00	111	47,227,213.49	14.01
$450,000.01 - $500,000.00	104	49,672,401.44	14.74
$500,000.01 - $550,000.00	52	27,172,225.19	8.06
$550,000.01 -$600,000.00	55	32,051,101.27	9.51
$600,000.01 - $650,000.00	48	30,399,719.38	9.02
$650,000.01 - $700,000.00	6	4,016,078.79	1.19
$700,000.01 -$750,000.00	16	11,666,601.12	3.46
$750,000.01 - $800,000.00	8	6,172,160.04	1.83
$800,000.01 - $850,000.00	10	8,326,132.55	2.47
$850,000.01 - $900,000.00	7	6,189,551.66	1.84
$900,000.01 - $950,000.00	6	5,526,974.34	1.64
$950,000.01 -$1,000,000.00	18	17,793,181.55	5.28
Total:	704	$337,016,024.24	100.00%
Minimum: $75,000.00
Maximum: $1,000,000.00
Average: $478,715.94

Gross Rate	COUNT	UPB	%
5.001% - 5.250%	1	$435,750.00	0.13%
5.251% - 5.500%	27	12,230,289.61	3.63
5.501% - 5.750%	293	136,903,570.01	40.62
5.751% - 6.000%	301	148,056,629.05	43.93
6.001% - 6.250%	59	30,026,990.85	8.91
6.251% - 6.500%	17	7,244,144.72	2.15
6.501% - 6.750%	5	1,738,650.00	0.52
6.751% - 7.000%	1	380,000.00	0.11
Total:	704	$337,016,024.24	100.00%
Minimum: 5.250
Maximum: 7.000
Weighted Average: 5.858

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

MASTR03_1G3

Net Rate	COUNT	UPB	%
4.751% - 5.000%	1	$435,750.00	0.13%
5.001% - 5.250%	27	12,230,289.61	3.63
5.251% - 5.500%	293	136,903,570.01	40.62
5.501% - 5.750%	301	148,056,629.05	43.93
5.751% - 6.000%	59	30,026,990.85	8.91
6.001% - 6.250%	17	7,244,144.72	2.15
6.251% - 6.500%	5	1,738,650.00	0.52
6.501% - 6.750%	1	380,000.00	0.11
Total:	704	$337,016,024.24	100.00%
Minimum: 5.000
Maximum: 6.750
Weighted Average: 5.608

Original Term to Maturity	COUNT	UPB	%
61 –120	10	$3,631,239.17	1.08%
121 –180	694	333,384,785.07	98.92
Total:	704	$337,016,024.24	100.00%
Minimum: 120
Maximum: 180
Weighted Average: 179

Remaining Term to Stated Maturity	COUNT	UPB	%
61 -120	10	$3,631,239.17	1.08%
121 -180	694	333,384,785.07	98.92
Total:	704	$337,016,024.24	100.00%
Minimum: 119
Maximum: 180
Weighted Average: 179

Seasoning	COUNT	UPB	%
<= 0	600	$286,819,792.62	85.11%
1 - 1	66	32,711,536.78	9.71
2-2	8	4,027,000.00	1.19
3-3	14	5,859,844.84	1.74
4-4	4	1,734,800.00	0.51
5-5	6	2,922,000.00	0.87
6-6	2	1,091,800.00	0.32
7-12	3	1,199,250.00	0.36
13-24	1	650,000.00	0.19
Total:	704	$337,016,024.24	100.00%
Minimum: 0
Maximum: 15
Weighted Average: 0

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

MASTR03_1G3

FICO Scores	COUNT	UPB	%
0-0	5	$2,323,600.00	0.69%
570-579	1	563,500.00	0.17
580-589	1	366,700.00	0.11
590-599	1	458,600.00	0.14
600-609	1	515,000.00	0.15
610-619	1	430,000.00	0.13
620-629	4	2,699,521.26	0.80
630-639	3	1,555,762.31	0.46
640-649	5	2,922,481.48	0.87
650-659	5	2,260,277.04	0.67
660-669	13	6,472,538.47	1.92
670-679	13	6,723,124.58	1.99
680-689	25	11,271,131.55	3.34
690-699	37	16,835,502.18	5.00
700-709	37	18,395,234.27	5.46
710-719	37	17,452,649.58	5.18
720-729	50	23,653,564.09	7.02
730-739	41	19,531,859.60	5.80
740-749	57	27,292,348.34	8.10
750-759	60	29,640,651.81	8.80
760-769	81	37,975,976.68	11.27
770-779	84	40,567,901.65	12.04
780-789	76	35,735,456.27	10.60
790-799	50	23,633,905.25	7.01
800-809	13	6,294,537.83	1.87
810-819	3	1,444,200.00	0.43
Total:	704	$337,016,024.24	100.00%
Minimum: 0
Maximum: 819
Weighted Average: 743

Loan To Value Ratio	COUNT	UPB	%
15.01%- 20.00%	4	$1,546,000.00	0.46%
20.01% - 25.00%	9	4,055,095.53	1.20
25.01% - 30.00%	21	9,169,677.82	2.72
30.01% - 35.00%	35	17,182,171.00	5.10
35.01% - 40.00%	41	20,983,299.86	6.23
40.01% - 45.00%	49	23,843,508.04	7.07
45.01% - 50.00%	73	36,799,906.85	10.92
50.01% - 55.00%	66	31,040,658.87	9.21
55.01% - 60.00%	72	32,829,918.52	9.74
60.01% - 65.00%	76	40,341,852.46	11.97
65.01% - 70.00%	89	43,878,948.67	13.02
70.01% - 75.00%	74	33,348,527.27	9.90
75.01% - 80.00%	94	41,624,271.25	12.35
85.01% - 90.00%	1	372,188.10	0.11
Total:	704	$337,016,024.24	100.00%
Minimum: 16.13
Maximum: 90.00
Weighted Average: 57.25

DTI	COUNT	UPB	%
<= 0.000%	82	$39,367,228.28	11.68%
1.001% - 6.000%	10	4,589,120.67	1.36
6.001% - 11.000%	25	13,971,697.68	4.15
11.001% - 16.000%	42	19,878,682.91	5.90
16.001%-21.000%	73	34,190,012.79	10.14
21.001% - 26.000%	96	44,533,438.14	13.21
26.001% - 31.000%	104	50,803,175.70	15.07
31.001% - 36.000%	109	51,424,871.15	15.26
36.001% - 41.000%	96	46,147,216.23	13.69
41.001% - 46.000%	42	20,154,473.15	5.98
46.001% - 51.000%	21	10,051,208.00	2.98
51.001% - 56.000%	4	1,904,899.54	0.57
Total:	704	$337,016,024.24	100.00%
Minimum: 0.00
Maximum: 55.50
Weighted Average: 28.65

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

MASTR03_1G3

Geographic Concentration	COUNT	UPB	%
California	272	$134,144,216.18	39.80%
Maryland	67	32,036,408.00	9.51
Virginia	57	25,082,603.00	7.44
Texas	42	22,138,404.00	6.57
Florida	28	13,464,150.00	4.00
Georgia	27	13,243,500.00	3.93
Ohio	18	8,621,300.00	2.56
New Jersey	21	8,579,670.22	2.55
New York	18	8,019,200.00	2.38
Arizona	15	7,721,600.00	2.29
Illinois	16	7,401,100.00	2.20
Colorado	17	7,161,994.00	2.13
Tennessee	14	6,068,950.00	1.80
Massachusetts	14	5,718,630.00	1.70
Connecticut	9	5,289,394.84	1.57
Michigan	11	4,782,670.00	1.42
Wisconsin	5	3,412,500.00	1.01
Washington	6	3,305,111.00	0.98
District of Columbia	6	3,138,000.00	0.93
North Carolina	7	2,869,250.00	0.85
Indiana	6	2,700,248.00	0.80
South Carolina	5	2,430,500.00	0.72
Louisiana	4	1,827,500.00	0.54
Pennsylvania	4	1,679,700.00	0.50
Alabama	3	1,598,150.00	0.47
Missouri	3	1,202,850.00	0.36
Kentucky	2	845,000.00	0.25
Nevada	1	650,000.00	0.19
New Hampshire	1	505,000.00	0.15
Kansas	2	494,000.00	0.15
Arkansas	1	451,000.00	0.13
Delaware	1	325,425.00	0.10
Oregon	1	108,000.00	0.03
Total:	704	$337,016,024.24	100.00%

North-South CA	COUNT	UPB	%
North CA	158	$78,034,902.36	23.15%
South CA	114	56,109,313.82	16.65
States Not CA	432	202,871,808.06	60.20
Total:	704	$337,016,024.24	100.00%

Zip Code Concentration	COUNT	UPB	%
20854	16	$8,015,741.00	2.38%
94539	10	5,304,309.31	1.57
20817	7	4,110,700.00	1.22
77024	6	3,555,450.00	1.05
90274	6	3,353,860.26	1.00
Other	659	312,675,963.67	92.78
Total:	704	$337,016,024.24	100.00%

Loan Purpose	COUNT	UPB	%
Rate/Term Refi	516	$251,696,008.12	74.68%
Cash Out Refi	149	65,069,298.67	19.31
Purchase	39	20,250,717.45	6.01
Total:	704	$337,016,024.24	100.00%

Document Type	COUNT	UPB	%
Full	419	$205,934,769.78	61.11%
Streamline doc	180	78,358,212.28	23.25
Full Income/Lim. Asset	88	45,044,261.07	13.37
Alt	8	3,993,394.84	1.18
Asset Verification	7	2,811,450.00	0.83
Reduced	2	873,936.27	0.26
Total:	704	$337,016,024.24	100.00%

Property Type	COUNT	UPB	%
1-Family	529	$253,148,319.99	75.11%
PUD	130	61,829,565.88	18.35
PUD (Detached)	20	10,285,863.89	3.05
Condo	21	10,208,849.51	3.03
3-Family	1	553,029.84	0.16
2-Family	1	498,298.95	0.15
High-rise Condo	1	330,846.18	0.10
Mfctrd Housing	1	161,250.00	0.05
Total:	704	$337,016,024.24	100.00%

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

MASTR03_1G3

Occupancy	COUNT	UPB	%
Primary	675	$322,615,088.98	95.73%
Secondary	29	14,400,935.26	4.27
Total:	704	$337,016,024.24	100.00%

Prepayment Penalty	COUNT	UPB	%
	3	$1,315,000.00	0.39%
N	701	335,701,024.24	99.61
Total:	704	$337,016,024.24	100.00%
wa TERM: 0.000

Balloon Flag	COUNT	UPB	%
N	704	$337,016,024.24	100.00%
Total:	704	$337,016,024.24	100.00%

Mortgage Ins.	COUNT	UPB	%
Curr LTV < 80%	703	$336,643,836.14	99.89%
Republic Mortgage	1	372,188.10	0.11
Total:	704	$337,016,024.24	100.00%
% LTV > 80 NO MI: 0.00%

Originator	COUNT	UPB	%
Bank of America	126	$66,172,191.18	19.63%
HSBC	65	28,619,550.00	8.49
National City Mortgage Co.	445	209,747,868.00	62.24
Suntrust Mortgage	61	29,354,450.00	8.71
SIB Mortgage Corp.	1	638,194.84	0.19
UNITED FIRST MORTGAGE	3	1,315,000.00	0.39
Weichert Financial	3	1,168,770.22	0.35
Total:	704	$337,016,024.24	100.00%

FNMA FLAG	COUNT	UPB	%
Conforming	41	$9,623,806.00	2.86%
Non Conforming	663	327,392,218.24	97.14
Total:	704	$337,016,024.24	100.00%

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.